                                                                  EX-99.906 CERT

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: Continental Assurance Company Separate Account (B)

         In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to her knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: March 9, 2005

                                                      /S/ LYNNE GUGENHEIM
                                               --------------------------------
                                               Lynne Gugenheim
                                               Secretary
                                               (Principal Executive Officer)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: Continental Assurance Company Separate Account (B)

         In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.

Date: March 9, 2005

                                                  /S/ D. CRAIG MENSE
                                             --------------------------------
                                                D. Craig Mense
                                                Executive Vice President and
                                                Chief Financial Officer
                                                Continental Assurance Company